                                                        PARTNERSHIP EXHIBIT 24.3


                        CENTEX DEVELOPMENT COMPANY, L.P.

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Stephen M. Weinberg, with full power of substitution in the premises, as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Development Corporation, General Partner of Centex Development Company, L.P. (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 2001, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of June, 2001.




                                  /s/ Josiah O. Low, III
                                  --------------------------------------------
                                  Josiah O. Low, III
                                  Director
                                  3333 Development Corporation,
                                  General Partner of
                                  Centex Development Company, L.P.

                        CENTEX DEVELOPMENT COMPANY, L.P.

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Stephen M. Weinberg, with full power of substitution in the premises, as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Development Corporation, General Partner of Centex Development Company, L.P. (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 2001, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of June, 2001.




                                     /s/ David M. Sherer
                                     -----------------------------------------
                                     David M. Sherer
                                     Director
                                     3333 Development Corporation,
                                     General Partner of
                                     Centex Development Company, L.P.

                        CENTEX DEVELOPMENT COMPANY, L.P.

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Stephen M. Weinberg, with full power of substitution in the premises, as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Development Corporation, General Partner of Centex Development Company, L.P. (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 2001, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of June, 2001.




                                   /s/ Roger O. West
                                   -------------------------------------------
                                   Roger O. West
                                   Director
                                   3333 Development Corporation,
                                   General Partner of
                                   Centex Development Company, L.P.